                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made part of this Amendment No. 1 of the Form S-1.

                                          Arthur Andersen LLP

Boston, Massachusetts

May 8, 1996